Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
June 30, 2000



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.6370%



        Excess Protection Level
          3 Month Average 5.41%
          June, 2000 4.98%
          May, 2000  5.71%
          April, 2000 5.52%


        Cash Yield18.75%


        Investor Charge Offs 4.56%


        Base Rate 9.21%


        Over 30 Day Delinquency 4.60%


        Seller's Interest12.05%


        Total Payment Rate14.03%


        Total Principal Balance$54,839,173,315.51


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$6,607,972,797.02